UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04787

Franklin New York Tax-Free Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: 650 312-2000

Date of fiscal year end: 9/30

Date of reporting period: 9/30/19

Item 1. Reports to Stockholders.

Sign up for electronic delivery at franklintempleton.com/edelivery

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

SHAREHOLDER LETTER

Dear Shareholder:

During the 12 months ended September 30, 2019, the U.S. economy continued to grow, but at a more moderate pace due to concerns about trade and geopolitical stress. The U.S. Federal Reserve (Fed) raised its federal funds rate by 0.25% at its December 2018 meeting, bringing the rate from 2.25% to 2.50%, but lowered it by 0.25% at both its July and September 2019 meetings, resulting in a rate of 2.00% by period-end. The Fed cited muted inflation pressures and the potential effects of global trade tensions on economic growth as rationale for easing the rate. After the reporting period, in a further effort to sustain economic expansion, while fostering a strong labor market and stable inflation, the Fed lowered the federal funds rate by 0.25%, to 1.75% at its October meeting.

During the 12-month period, the municipal bond market posted positive performance, and outperformed the U.S. stock market but underperformed the U.S. Treasury and corporate bond markets, with generally higher returns for longer-term and lower-rated municipal bonds. Factors contributing to this positive investment environment for municipals included relatively low inflation, interest rate declines, steady employment and the strength of the U.S. economy.

Franklin New York Intermediate-Term Tax-Free Income Fund’s annual report includes more detail about municipal bond market conditions and a discussion from the portfolio managers. In addition, on our website, franklintempleton.com, you can find updated commentary by our municipal bond experts. Municipal bonds provide tax-free income and diversification from equities. Despite periods of volatility, municipal bonds historically have had a solid long-term record of performance, driven mostly by their compounding income component. Please remember all securities markets fluctuate, as do mutual fund share prices.

As always, we recommend investors consult their financial advisors to help them make the best decisions for the long term. In a constantly changing market environment, we remain committed to our disciplined strategy as we manage the Fund, keeping in mind the trust you have placed in us. We appreciate your confidence and encourage you to contact us or your financial advisor when you have questions about your Franklin tax-free investment.

Sincerely,

Rupert H. Johnson, Jr.

Chairman

Franklin New York Intermediate-Term Tax-Free Income Fund

Sheila Amoroso

Senior Vice President and Director

Franklin Municipal Bond Department

This letter reflects our analysis and opinions as of September 30, 2019, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, state, industry, security or fund. Statements of fact are from sources considered reliable.

Not FDIC Insured | May Lose Value | No Bank Guarantee

franklintempleton.com	Not part of the annual report	1

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

2	Annual Report	franklintempleton.com

ANNUAL REPORT

Franklin New York Intermediate-Term Tax-Free Income Fund

This annual report for Franklin New York Intermediate-Term Tax-Free Income Fund covers the fiscal year ended September 30, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal, New York State and New York City personal income taxes as is consistent with prudent investment management and preservation of shareholders’ capital by investing at least 80% of its total assets in securities that pay interest free from federal income taxes and New York State personal income taxes.1 As a non-fundamental policy, the Fund also normally invests at least 80% of its total assets in securities that pay interest free from the personal income taxes of New York City.1 The Fund maintains a dollar-weighted average portfolio maturity (the time at which the debt must be repaid) of three to 10 years, and only buys securities rated, at the time of purchase, in one of the top four ratings categories by one or more U.S. nationally recognized rating services (or comparable unrated or short-term rated securities).

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $11.19 on September 30, 2018, to $11.70 on September 30, 2019. The Fund’s Class A shares paid dividends totaling 28.5725 cents per share for the reporting period.2 The Performance Summary beginning on page 6 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 2.25% based on an annualization of September’s 2.2426 cents per share dividend and the maximum offering price of $11.97 on September 30, 2019. An investor in the 2019 maximum combined effective federal and New York State and City personal income tax bracket of 53.50% (including 3.80% Medicare tax) would need to earn a distribution rate of 4.84% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary. Dividend

Credit Quality Composition*

9/30/19

Ratings	% of Total Investments

AAA	10.69%

AA	67.00%

A	12.35%

BBB	0.29%

Refunded	9.67%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

distributions were affected by low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Municipal Bond Market Overview

The financial markets experienced volatility during the 12 months ended September 30, 2019. Trade disputes, uncertainties about the prospects for global economic growth and speculations on major central banks’ future policy decisions weighed on financial markets throughout the period. U.S. equities experienced bouts of heightened volatility, most notably in the fourth quarter of 2018 and again in May and August 2019, which contributed to a flight

1. For investors subject to alternative minimum tax, a small portion of the Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. The distribution amount is the sum of all tax-basis net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 16.

franklintempleton.com	Annual Report	3

FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND

to perceived quality that benefited high-quality fixed income assets such as municipal bonds and U.S. Treasuries. Municipal bonds posted positive returns in 10 of the 12 months under review. Overall, municipal bonds outperformed U.S. equities, but underperformed the U.S. Treasury and corporate bond markets.

Investment-grade municipal bonds, as measured by the Bloomberg Barclays Municipal Bond Index, posted a +8.55% total return for the 12-month period, while U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, posted a +10.48% total return, and investment-grade corporate bonds, as measured by the Bloomberg Barclays U.S. Corporate Bond Index, posted a +13.00% total return.3 All three of these fixed income sectors outperformed U.S. stocks, as measured by the Standard & Poor’s® 500 Index, which posted a +4.25% total return for the period.3

Municipal bonds with intermediate and long maturities generally outperformed municipal bonds with shorter maturities during the 12-month period. The best-performing maturity group in the Bloomberg Barclays Municipal Bond Index was the long (22+ years) bond group, which posted a +11.30% total return for the period.3 High-yield municipal bonds generally outperformed investment-grade municipal bonds, with the Bloomberg Barclays High Yield Municipal Bond Index posting a +10.02% total return, compared with a +8.55% total return for the Bloomberg Barclays Municipal Bond Index.3

Municipal issuance during the reporting period totaled approximately $362 billion, an 11% decline from total issuance for the preceding 12-month period.4 However, calendar year-to-date 2019 issuance through September increased compared with the first nine months of 2018. New issuance totaled approximately $275 billion during the first three quarters of 2019, a 9% increase from the same period in 2018.4

The Investment Company Institute reported negative municipal bond fund flows during the fourth quarter of 2018, but net inflows turned sharply positive at the beginning of 2019, and have remained that way through period-end. In fact, 2019 has been one of the strongest years on record in terms of positive net inflows into the municipal bond asset class. Through September 2019, investors have contributed approximately $68 billion to municipal bond mutual funds year-to-date.5 Given the global economic uncertainty and

Dividend Distributions*

10/1/18–9/30/19

	Dividend per Share (cents)
Month	Class A	Class A1	Class C	Class R6	Advisor Class
October	2.3600	2.5100	1.9800	2.6500	2.6000
November	2.3600	2.5100	1.9800	2.6500	2.6000
December	2.3700	2.5100	1.9900	2.6500	2.6000
January	2.3700	2.5100	1.9900	2.6500	2.6000
February	2.4700	2.6100	2.0900	2.7500	2.7000
March	2.4600	2.6100	2.0800	2.7600	2.7000
April**	3.0100	3.1600	2.6300	3.3100	3.2500
May	2.3167	2.4645	1.9318	2.6180	2.5705
June	2.0568	2.1906	1.7051	2.3300	2.2868
July	2.3869	2.5518	1.9790	2.7221	2.6654
August	2.1695	2.3091	1.7830	2.4682	2.4144
September	2.2426	2.4076	1.8673	2.5596	2.5125
Total	28.5725	30.3436	24.0062	32.1179	31.4996

*The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Effective May 1, 2019, the dividend policy of the Fund changed from managed pay to variable pay. With this change, the Fund paid a one-time higher than usual dividend in April, as a result of the Fund paying out excess undistributed net income, before transitioning to the variable pay policy in May.

municipal bonds’ generally high credit quality and favorable tax treatment, we expect investor demand to remain healthy.

The U.S. Federal Reserve (Fed) raised its target range for the federal funds rate by 0.25% in December 2018 and lowered it by 0.25% twice so far in 2019—first in July and again in September. The target range for the federal funds rate was 1.75%–2.00% at period-end. In its press release following the September decision, the Fed cited muted inflation and global economic concerns as the primary catalysts for the decision. The Fed noted, however, that the labor market remained strong and domestic economic activity was healthy, and some members believed no additional rate cuts were warranted.

At period-end, we maintained our positive view of the municipal bond market. We believe municipal bonds continue to be an attractive asset class among fixed income securities, and we intend to follow our disciplined approach

3. Source: Morningstar. Treasuries, if held to maturity, offer a fixed rate of return and a fixed principal value; their interest payments and principal are guaranteed.

4. Source: The Bond Buyer, Thomson Reuters.

5. Source: Investment Company Institute.

4	Annual Report	franklintempleton.com

FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND

of investing to maximize income, while seeking value in the municipal bond market.

State Update

New York’s robust, diverse economy continued to grow during the 12 months under review, with New York City, an international center for financial services, fashion and apparel, and publishing and media services, continuing as the main economic driver. The state’s unemployment rate rose from 3.8% in September 2018 to 3.9% at period-end, exceeding the 3.5% national average.6 New York’s fiscal year 2020 budget, which began April 1, 2019, was adjusted through revenue and spending changes to remove a significant budget gap identified in the midyear update and a shortfall from reduced projected tax receipts, but did not take into account the amended 2020 plan that increased future budget gaps due to further expected revenue shortfalls. New York’s net tax-supported debt was moderately high at 5.0% of personal income and $3,247 per capita, compared with the 2.2% and $1,068 national medians, respectively.7 Independent credit rating agency Standard & Poor’s (S&P) maintained its AA+ rating and stable outlook on New York’s general obligation debt.8 S&P’s rating reflected its view of the state’s strong and diverse economy, strong financial management, stable budget and financial trends, history of conservative budgeting, prudent use of monetary settlements, and well-funded pension system. S&P believed these strengths were offset by economic divergence between the upstate and New York City regions, volatility in the state’s personal income tax receipts, and large and growing unfunded other postemployment benefits liabilities.

Investment Strategy

We use a consistent, disciplined strategy in an effort to maximize tax-exempt income for our shareholders by seeking to maintain exposure to higher coupon securities while balancing risk and return within the Fund’s range of allowable investments. We generally employ a buy-and-hold approach and invest in securities we believe should provide the most relative value in the market. We do not use leverage or derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets.

Portfolio Composition

9/30/19

% of Total Investments*
Transportation	20.49%
Subject to Government Appropriations	14.55%
Utilities	13.91%
Tax-Supported	13.16%
General Obligation	11.71%
Refunded**	10.70%
Other Revenue	5.11%
Higher Education	4.86%
Hospital & Health Care	3.65%
Corporate-Backed	1.72%
Housing	0.14%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

Manager’s Discussion

Consistent with our strategy, we typically look to construct a portfolio that maintains a dollar-weighted average maturity of three to 10 years. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

Thank you for your continued participation in Franklin New York Intermediate-Term Tax-Free Income Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of September 30, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

6. Source: Bureau of Labor Statistics.

7. Source: Moody’s Investors Service, State government – U.S.: Medians – Flat debt total signals cautious borrowing, despite infrastructure needs, 6/3/19.

8. This does not indicate S&P’s rating of the Fund.

See www.franklintempletondatasources.com for additional data provider information

franklintempleton.com	Annual Report	5

FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND

Performance Summary as of September 30, 2019

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 9/30/19

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 2.25% and the minimum is 0%. Class A: 2.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

A3
1-Year	+7.19%	+4.78%

5-Year	+13.32%	+2.07%

10-Year	+38.07%	+3.04%

Advisor
1-Year	+7.44%	+7.44%

5-Year	+14.13%	+2.68%

10-Year	+39.75%	+3.40%

Share Class	Distribution Rate[4]	Taxable Equivalent Distribution Rate[5]	30-Day Standardized Yield[6]	Taxable Equivalent 30-Day Standardized Yield[5]

A	2.25%	4.84%	0.58%	1.25%

Advisor	2.57%	5.53%	0.85%	1.83%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 9 for Performance Summary footnotes.

6	Annual Report	franklintempleton.com

FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (10/1/09–9/30/19)

Advisor Class (10/1/09–9/30/19)

See page 9 for Performance Summary footnotes.

franklintempleton.com	Annual Report	7

FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Distributions (10/1/18–9/30/19)

Share Class	Net Investment Income
A	$0.285725
A1	$0.303436
C	$0.240062
R6	$0.321179
Advisor	$0.314996

Total Annual Operating Expenses9

Share Class
A	0.83%
Advisor	0.58%

See page 9 for Performance Summary footnotes.

8	Annual Report	franklintempleton.com

FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Effective 9/10/18, Class A shares closed to new investors, were renamed Class A1 shares, and a new Class A share with a different expense structure became available. Class A performance shown has been calculated as follows: (a) for periods prior to 9/10/18, a restated figure is used based on the Fund’s Class A1 performance that includes any Rule 12b-1 rate differential that exists between Class A1 and Class A; and (b) for periods after 9/10/18, actual Class A performance is used, reflecting all charges and fees applicable to that class.

4. Distribution rate is based on an annualization of the respective class’s September dividend and the maximum offering price (NAV for Advisor Class) per share on 9/30/19.

5. Taxable equivalent distribution rate and yield assume the published rates as of 7/16/19 for the maximum combined effective federal and New York State and City personal income tax rate of 53.50%, based on the federal income tax rate of 37.00% plus 3.80% Medicare tax.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Source: Morningstar. The Bloomberg Barclays Municipal Bond Index: 10-Year Component is the 10-year (8-12) component of the Bloomberg Barclays Municipal Bond Index, which is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, S&P and Fitch.

8. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.

9. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

franklintempleton.com	Annual Report	9

FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual		Hypothetical
		(actual return after expenses)		(5% annual return before expenses)

			Expenses		Expenses	Net
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 4/1/19	Value 9/30/19	4/1/19–9/30/19[1]	Value 9/30/19	4/1/19–9/30/19[1]	Ratio

A	$1,000	$1,031.60	$4.28	$1,020.86	$4.26	0.84%
A1	$1,000	$1,033.30	$3.52	$1,021.61	$3.50	0.69%
C	$1,000	$1,030.40	$6.31	$1,018.85	$6.28	1.24%
R6	$1,000	$1,034.00	$2.75	$1,022.36	$2.74	0.54%
Advisor	$1,000	$1,033.80	$3.01	$1,022.11	$2.99	0.59%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 183/365 to reflect the one-half year period.

10	Annual Report	franklintempleton.com

FRANKLIN NEW YORK TAX-FREE TRUST

Financial Highlights

Franklin New York Intermediate-Term Tax-Free Income Fund

	Year Ended September 30,
	2019	2018[a]

Class A

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$11.19	$11.26

Income from investment operations[b]:

Net investment income[c]	0.28	0.02

Net realized and unrealized gains (losses)	0.52	(0.07)

Total from investment operations	0.80	(0.05)

Less distributions from:

Net investment income	(0.29)	(0.02)

Net asset value, end of year	$11.70	$11.19

Total return[d]	7.19%	(0.46)%

Ratios to average net assets[e]

Expenses[f]	0.84%	0.83%

Net investment income	2.43%	2.47%

Supplemental data

Net assets, end of year (000’s)	$57,147	$145
Portfolio turnover rate	16.12%	11.15%

aFor the period September 10, 2018 (effective date) to September 30, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	11

FRANKLIN NEW YORK TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin New York Intermediate-Term Tax-Free Income Fund (continued)

	Year Ended September 30,
	2019		2018	2017	2016	2015

Class A1

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$11.20		$11.63	$11.94	$11.75	$11.74

Income from investment operations[a]:

Net investment income[b]	0.30		0.30	0.30	0.30	0.32

Net realized and unrealized gains (losses)	0.51		(0.43)	(0.31)	0.19	0.01

Total from investment operations	0.81		(0.13)	(0.01)	0.49	0.33

Less distributions from:

Net investment income	(0.30)		(0.30)	(0.30)	(0.30)	(0.32)

Net asset value, end of year	$11.71		$11.20	$11.63	$11.94	$11.75

Total return[c]	7.35%		(1.15)%	(0.08)%	4.24%	2.81%

Ratios to average net assets

Expenses	0.69%	[d]	0.68% [d]	0.65%	0.65%	0.65%

Net investment income	2.58%		2.62%	2.56%	2.54%	2.71%

Supplemental data

Net assets, end of year (000’s)	$392,721		$440,120	$497,363	$574,905	$535,083

Portfolio turnover rate	16.12%		11.15%	9.30%	3.30%	6.32%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of expense reduction rounds to less than 0.01%.

12	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN NEW YORK TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin New York Intermediate-Term Tax-Free Income Fund (continued)

	Year Ended September 30,
	2019		2018	2017	2016	2015

Class C

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$11.23		$11.67	$11.98	$11.79	$11.78

Income from investment operations[a]:

Net investment income[b]	0.23		0.24	0.23	0.24	0.25

Net realized and unrealized gains (losses)	0.53		(0.45)	(0.31)	0.19	0.01

Total from investment operations	0.76		(0.21)	(0.08)	0.43	0.26

Less distributions from:

Net investment income	(0.24)		(0.23)	(0.23)	(0.24)	(0.25)

Net asset value, end of year	$11.75		$11.23	$11.67	$11.98	$11.79

Total return[c]	6.83%		(1.78)%	(0.55)%	3.57%	2.22%

Ratios to average net assets

Expenses	1.24%	[d]	1.23% [d]	1.20%	1.20%	1.20%

Net investment income	2.03%		2.07%	2.01%	1.99%	2.16%

Supplemental data

Net assets, end of year (000’s)	$90,763		$124,250	$157,323	$192,805	$165,045

Portfolio turnover rate	16.12%		11.15%	9.30%	3.30%	6.32%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	13

FRANKLIN NEW YORK TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin New York Intermediate-Term Tax-Free Income Fund (continued)

	Year Ended September 30,
	2019		2018	2017[a]

Class R6

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$11.23		$11.66	$11.69

Income from investment operations[b]:

Net investment income[c]	0.31		0.32	0.05

Net realized and unrealized gains (losses)	0.52		(0.44)	(0.03)

Total from investment operations	0.83		(0.12)	0.02

Less distributions from:

Net investment income	(0.32)		(0.31)	(0.05)

Net asset value, end of year	$11.74		$11.23	$11.66

Total return[d]	7.50%		(1.01)%	0.19%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.53%		0.52%	1.57%

Expenses net of waiver and payments by affiliates	0.53%	[e]	0.51% [e]	0.51%

Net investment income	2.74%		2.79%	2.70%

Supplemental data

Net assets, end of year (000’s)	$79,577		$69,281	$5

Portfolio turnover rate	16.12%		11.15%	9.30%

aFor the period August 1, 2017 (effective date) to September 30, 2017.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

14	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN NEW YORK TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin New York Intermediate-Term Tax-Free Income Fund (continued)

	Year Ended September 30,
	2019		2018	2017	2016	2015

Advisor Class

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$11.23		$11.66	$11.97	$11.78	$11.77

Income from investment operations[a]:

Net investment income[b]	0.31		0.31	0.31	0.32	0.33

Net realized and unrealized gains (losses)	0.51		(0.43)	(0.31)	0.18	0.01

Total from investment operations	0.82		(0.12)	—	0.50	0.34

Less distributions from:

Net investment income	(0.31)		(0.31)	(0.31)	(0.31)	(0.33)

Net asset value, end of year	$11.74		$11.23	$11.66	$11.97	$11.78

Total return	7.44%		(1.05)%	0.02%	4.31%	2.90%

Ratios to average net assets

Expenses	0.59%	[c]	0.58% [c]	0.55%	0.55%	0.55%

Net investment income	2.68%		2.72%	2.66%	2.64%	2.81%

Supplemental data

Net assets, end of year (000’s)	$314,157		$327,215	$440,149	$425,166	$365,499

Portfolio turnover rate	16.12%		11.15%	9.30%	3.30%	6.32%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	15

FRANKLIN NEW YORK TAX-FREE TRUST

Statement of Investments, September 30, 2019

Franklin New York Intermediate-Term Tax-Free Income Fund

	Principal Amount	Value

Municipal Bonds 98.8%
New York 98.8%
Allegany County GO, Public Improvement, Refunding, BAM Insured, 5.00%, 9/15/26	$1,245,000	$1,462,341
Battery Park City Authority Revenue, Senior, Refunding, Series B, 5.00%, 11/01/38	3,750,000	4,851,975
Brookhaven GO,
Suffolk County, Public Improvement, Raymond James and Associates, Series B, 3.00%, 1/15/27	3,290,000	3,365,769
Suffolk County, Public Improvement, Raymond James and Associates, Series B, 3.00%, 1/15/28	4,420,000	4,517,682
Grand Island CSD,
GO, Refunding, School District, 4.00%, 12/01/29	3,915,000	4,549,974
GO, School District, 4.00%, 12/01/30	3,650,000	4,203,960
Haverstraw-Stony Point CSD,
GO, Rockland and Orange Counties, School District, Refunding, 5.00%, 10/15/25	850,000	969,195
GO, Rockland and Orange Counties, School District, Refunding, AGMC Insured, 5.00%, 10/15/31	600,000	684,540
Long Island Power Authority Electric System Revenue,
General, Refunding, Series B, 5.00%, 9/01/26	5,000,000	5,529,700
General, Series A, 4.00%, 9/01/38	14,335,000	16,246,429
Monroe County IDA School Facility Revenue,
Rochester Schools Modernization Project, 5.00%, 5/01/26	5,000,000	5,632,450
Rochester Schools Modernization Project, 5.00%, 5/01/29	9,645,000	10,856,026
Rochester Schools Modernization Project, 5.00%, 5/01/29	1,175,000	1,410,188
Monroe County IDC Revenue,
University of Rochester Project, Series A, Pre-Refunded, 5.00%, 7/01/25	5,445,000	6,226,684
University of Rochester Project, Series A, Pre-Refunded, 5.00%, 7/01/27	6,220,000	7,112,943
MTA Dedicated Tax Fund Revenue, Capital Appreciation, Refunding, Series A, zero cpn., 11/15/32	70,000,000	51,165,800
MTA Revenue,
Transportation, Green Bonds, Climate Bond Certified, Capital Appreciation, Refunding, Series C, Subseries C-2, zero cpn., 11/15/39	15,000,000	8,402,700
Transportation, Green Bonds, Climate Bond Certified, Refunding, Series A, Subseries A-1, 5.00%, 11/15/29	2,440,000	2,945,056
Transportation, Series A, AGMC Insured, 5.50%, 11/15/22	8,765,000	9,851,685
Transportation, Series A, AGMC Insured, 5.50%, 11/15/23	10,000,000	11,603,200
Transportation, Series B, NATL Insured, 5.25%, 11/15/20	11,250,000	11,727,900
Transportation, Series E, BAM Insured, Pre-Refunded, 5.00%, 11/15/27	8,900,000	10,298,012
Nassau County GO,
General Improvement, Series A, AGMC Insured, Pre-Refunded, 4.25%, 4/01/26	10,540,000	11,028,424
General Improvement, Series C, Pre-Refunded, 4.00%, 10/01/24	6,200,000	6,375,336
Multi-Modal, Series A, Pre-Refunded, 4.25%, 12/01/23	5,615,000	5,816,242
Multi-Modal, Series B, Pre-Refunded, 4.25%, 12/01/23	5,925,000	6,137,352
New York City GO,
Fiscal 2012, Series D, Subseries D-1, 5.00%, 10/01/24	5,000,000	5,365,850
Fiscal 2015, Refunding, Series A, 5.00%, 8/01/26	10,000,000	11,690,300
Fiscal 2016, Refunding, Series A, 5.00%, 8/01/26	9,000,000	10,834,650
Fiscal 2018, Series E, Subseries E-1, 5.25%, 3/01/31	5,000,000	6,421,350
Fiscal 2019, Series D, Subseries D-1, 5.00%, 12/01/35	5,015,000	6,314,738
[a] New York City HDC, MFMR, 245 East 124th Street, Mandatory Put, Series A, 2.10%, LOC FHLMC, 10/01/29	10,000,000	9,987,200
New York City IDAR, Pilot, Yankee Stadium Project, Capital Appreciation, Series A, Assured Guaranty, zero cpn., 3/01/21	10,150,000	9,918,174

16	Annual Report	franklintempleton.com

FRANKLIN NEW YORK TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin New York Intermediate-Term Tax-Free Income Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
New York (continued)
New York City Municipal Water Finance Authority Water and Sewer System Revenue,
Second General Resolution, Fiscal 2012, Refunding, Series EE, 5.00%, 6/15/28	$8,000,000	$8,790,240
Second General Resolution, Fiscal 2014, Refunding, Series DD, 5.00%, 6/15/23	6,000,000	6,807,060
Second General Resolution, Fiscal 2015, Refunding, Series DD, 5.00%, 6/15/29	7,790,000	9,069,975
Second General Resolution, Fiscal 2015, Refunding, Series GG, 5.00%, 6/15/27	10,000,000	11,973,100
Second General Resolution, Fiscal 2018, Refunding, Series EE, 5.00%, 6/15/30	5,000,000	6,052,750
Second General Resolution, Fiscal 2018, Refunding, Series FF, 5.00%, 6/15/34	5,000,000	6,284,250
Second General Resolution, Fiscal 2018, Series CC, Subseries CC-1, 4.00%, 6/15/37	5,000,000	5,649,350
New York City Transitional Finance Authority Building Aid Revenue,
Fiscal 2012, Series S-1, Subseries S-1A, 5.00%, 7/15/26	9,020,000	9,611,802
Fiscal 2016, Subordinate, Series S-1, 5.00%, 7/15/43	14,000,000	16,452,660
Fiscal 2018, Refunding, Series S-1, 5.00%, 7/15/29	8,215,000	10,290,520
Fiscal 2019, Refunding, Series S-3, Subseries S-3A, 5.00%, 7/15/34	10,000,000	12,541,800
New York City Transitional Finance Authority Revenue,
Future Tax Secured, Fiscal 2011, Subordinate, Refunding, Series E, 4.50%, 11/01/19	10,000,000	10,026,000
Future Tax Secured, Fiscal 2012, Subordinate, Series E, Subseries E-1, 5.00%, 2/01/23	5,000,000	5,428,250
Future Tax Secured, Fiscal 2016, Subordinate, Series A, Subseries A-1, 5.00%, 8/01/28	5,000,000	5,998,900
Future Tax Secured, Fiscal 2018, Subordinate, Series B, Subseries B-1, 4.00%, 8/01/35	4,000,000	4,570,200
Future Tax Secured, New York City Recovery, Fiscal 2003, Subseries 13, 5.00%, 11/01/22	6,800,000	7,565,612
Future Tax Secured, Subordinate, Fiscal 2019, Series C, Subseries C-1, 4.00%, 11/01/42	7,500,000	8,533,875
New York City Trust for Cultural Resources Revenue,
The Juilliard School, Refunding, Series A, 5.00%, 1/01/33	2,700,000	3,470,877
Lincoln Center for Performing Arts Inc., Refunding, Series A, 5.00%, 12/01/26	2,500,000	3,116,525
Whitney Museum of American Art, 5.00%, 7/01/21	8,000,000	8,362,800
New York Convention Center Development Corp. Revenue, Hotel Unit Fee Secured, Refunding, 5.00%, 11/15/25	2,250,000	2,728,237
New York Liberty Development Corp. Revenue, Goldman Sachs Headquarters Issue, Second Tranche, 5.25%, 10/01/35	11,420,000	15,688,568
New York State Dormitory Authority Revenues,
Memorial Sloan-Kettering Cancer Center, Series C, NATL Insured, 5.50%, 7/01/23	9,450,000	10,473,057
Non-State Supported Debt, Catholic Health System Obligated Group, Refunding, Series A, 4.00%, 7/01/37	1,150,000	1,287,528
Non-State Supported Debt, Master Boces Program, Lease, Oneida Herkimer Madison, Refunding, 5.00%, 8/15/28	1,100,000	1,356,960
Non-State Supported Debt, Memorial Sloan-Kettering Cancer Center, Refunding, Series 1, 5.00%, 7/01/23	1,250,000	1,355,612
Non-State Supported Debt, Mount Sinai School of Medicine of New York University, Series A, 5.00%, 7/01/21	3,000,000	3,078,330
Non-State Supported Debt, Municipal Health Facilities Improvement Program, Lease, New York City Issue, Refunding, Series A, 3.375%, 5/15/21	1,980,000	2,007,106
Non-State Supported Debt, Municipal Health Facilities Improvement Program, Lease, New York City Issue, Refunding, Series A, 3.50%, 5/15/22	2,000,000	2,027,040
Non-State Supported Debt, Municipal Health Facilities Improvement Program, Lease, New York City Issue, Refunding, Series A, 3.625%, 5/15/23	2,000,000	2,028,480
Non-State Supported Debt, Municipal Health Facilities Improvement Program, Lease, New York City Issue, Refunding, Series A, 3.75%, 5/15/24	2,000,000	2,029,880
Non-State Supported Debt, Municipal Health Facilities Improvement Program, Lease, New York City Issue, Series 1, 4.00%, 1/15/21	13,510,000	13,616,729

franklintempleton.com	Annual Report	17

FRANKLIN NEW YORK TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin New York Intermediate-Term Tax-Free Income Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
New York (continued)
New York State Dormitory Authority Revenues, (continued)
Non-State Supported Debt, New York University, Refunding, Series A, 5.00%, 7/01/33	$12,000,000	$15,029,880
Non-State Supported Debt, New York University, Series A, 5.00%, 7/01/37	6,040,000	7,765,326
Non-State Supported Debt, North Shore-Long Island Jewish Obligated Group, Refunding, Series A, 5.00%, 5/01/27	6,000,000	7,115,520
Non-State Supported Debt, NYU Hospitals Center, Refunding, 5.00%, 7/01/26	1,000,000	1,165,250
Non-State Supported Debt, Rochester Institute of Technology, Pre-Refunded, 4.00%, 7/01/26	4,000,000	4,305,120
[b] Non-State Supported Debt, Rochester Institute of Technology, Series A, 5.00%, 7/01/39	1,000,000	1,248,040
Non-State Supported Debt, School Districts, Financing Program, Refunding, Series A, 5.00%, 10/01/24	345,000	369,888
Non-State Supported Debt, School Districts, Financing Program, Series A, AGMC Insured, 5.00%, 10/01/23	6,425,000	7,133,485
Non-State Supported Debt, School Districts, Financing Program, Series A, AGMC Insured, 5.00%, 10/01/23	860,000	890,203
Non-State Supported Debt, School Districts, Financing Program, Series A, AGMC Insured, Pre-Refunded, 5.00%, 10/01/23	13,420,000	13,939,086
Non-State Supported Debt, School Districts, Financing Program, Series A, Assured Guaranty, 5.00%, 10/01/24	160,000	160,458
Non-State Supported Debt, School Districts, Financing Program, Series A, Assured Guaranty, Pre-Refunded, 5.00%, 10/01/24	270,000	270,000
Non-State Supported Debt, School Districts, Financing Program, Series A, Pre-Refunded, 5.00%, 10/01/24	6,710,000	7,222,778
Non-State Supported Debt, State University of New York Dormitory Facilities, Series A, 5.00%, 7/01/29	1,000,000	1,256,620
Non-State Supported Debt, State University of New York Dormitory Facilities, Series A, 5.00%, 7/01/33	1,000,000	1,262,410
Non-State Supported Debt, Student Housing Corp., NATL Insured, 5.25%, 7/01/22	1,250,000	1,352,100
Non-State Supported Debt, Upstate Community Colleges, Refunding, Series B, NATL Insured, 5.50%, 7/01/22	10,000,000	11,161,300
Non-State Supported Debt, Wyckoff Heights Medical Center, Refunding, 5.00%, 2/15/21	1,000,000	1,048,370
State Supported Debt, City University System, Consolidated Fifth General Resolution, Series A, NATL Insured, 5.50%, 7/01/22	9,240,000	10,310,454
Third General Resolution, State University Educational Facilities Issue, Refunding, Series A, 5.00%, 5/15/26	8,000,000	8,779,440
Third General Resolution, State University Educational Facilities Issue, Refunding, Series A, NATL Insured, 5.50%, 5/15/21	7,000,000	7,477,680
Third General Resolution, State University Educational Facilities Issue, Refunding, Series A, NATL Insured, 5.50%, 5/15/24	7,790,000	9,275,631
New York State Dormitory Authority Sales Tax Revenue,
Series A, 5.00%, 3/15/32	7,000,000	8,505,770
Series A, 5.00%, 3/15/33	5,000,000	6,248,150
New York State Dormitory Authority State Personal Income Tax Revenue,
General Purpose, Refunding, Series A, 5.00%, 2/15/25	5,000,000	5,779,450
General Purpose, Refunding, Series A, 4.00%, 2/15/33	10,000,000	11,459,400
General Purpose, Refunding, Series A, 5.25%, 3/15/37	7,000,000	8,910,790
General Purpose, Refunding, Series D, 5.00%, 2/15/27	10,000,000	12,354,700
Series A, 5.00%, 2/15/21	7,085,000	7,184,332
Series A, Pre-Refunded, 5.00%, 2/15/21	50,000	50,700

18	Annual Report	franklintempleton.com

FRANKLIN NEW YORK TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin New York Intermediate-Term Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
New York (continued)
New York State Environmental Facilities Corp. Revenue,
State Revolving Funds, 2010 Master Financing Program, Green Bonds, Refunding, Series A, 5.00%, 8/15/37	$4,105,000	$5,241,346
State Revolving Funds, 2010 Master Financing Program, Green Bonds, Series A, 5.00%, 8/15/38	2,955,000	3,762,720
State Revolving Funds, 2010 Master Financing Program, Green Bonds, Series A, 5.00%, 8/15/39	2,920,000	3,693,975
New York State Environmental Facilities Corp. State Clean Water and Drinking Water Revenue, Revolving Funds, New York City Municipal Water Finance Authority Projects-Second Resolution Bonds, Subordinated SRF, Series B, 5.00%, 6/15/35	5,000,000	6,307,550
New York State GO, Series E, 3.25%, 12/15/26	10,520,000	10,983,722
New York State Municipal Bond Bank Agency Revenue,
Series C, Sub-Series C1, Assured Guaranty, 5.00%, 2/15/20	5,705,000	5,784,585
Series C, Sub-Series C1, Assured Guaranty, 5.00%, 2/15/21	5,790,000	5,870,307
Series C, Sub-Series C1, Assured Guaranty, 5.00%, 2/15/22	4,615,000	4,674,533
New York State Thruway Authority General Revenue,
Refunding, Series K, 5.00%, 1/01/28	10,000,000	11,787,200
Refunding, Series K, 5.00%, 1/01/29	10,000,000	11,778,600
Refunding, Series L, 5.00%, 1/01/32	1,750,000	2,202,322
Series I, Assured Guaranty, 5.00%, 1/01/25	5,000,000	5,415,750
New York State Thruway Authority Revenue, Local Highway and Bridge Service Contract, Refunding, 5.00%, 4/01/20	5,000,000	5,015,050
New York State Thruway Authority Second General Highway and Bridge Trust Fund Revenue, Series A, Pre-Refunded, 5.00%, 4/01/23	5,000,000	5,092,900
New York State Thruway Authority State Personal Income Tax Revenue, Transportation, Series A, 5.00%, 3/15/26	5,000,000	5,269,100
New York State Urban Development Corp. Revenue,
Empire State Development Corp., Service Contract, Refunding, Series A, Subseries A-2, 5.00%, 1/01/22	7,650,000	7,722,139
State Personal Income Tax, General Purpose, Refunding, Series A, 5.00%, 3/15/30	10,000,000	12,377,100
Niagara Falls Bridge Commission Toll Revenue, Bridge System, Series A, Assured Guaranty, 4.00%, 10/01/19	3,090,000	3,090,000
Niagara Falls Public Water Authority Water and Sewer System Revenue, Series A, BAM Insured, 5.00%, 7/15/29	7,060,000	7,931,769
Port Authority of New York and New Jersey Revenue,
Consolidated, Refunding, One Hundred Eighty-Fourth Series, 5.00%, 9/01/25	2,655,000	3,130,537
Consolidated, Refunding, One Hundred Eighty-Fourth Series, 5.00%, 9/01/28	3,250,000	3,813,452
Consolidated, Refunding, One Hundred Ninety-Fourth Series, 5.00%, 10/15/28	9,085,000	11,004,115
Consolidated, Refunding, Two Hundred Ninth Series, 5.00%, 7/15/34	15,000,000	18,951,450
Suffolk County EDC Revenue,
Catholic Health Services, Long Island Obligated Group Project, Pre-Refunded, 5.00%, 7/01/28	1,755,000	1,870,883
Catholic Health Services, Long Island Obligated Group Project, Refunding, 5.00%, 7/01/28	10,245,000	10,889,308
Suffolk County GO,
Public Improvement, Refunding, Series B, AGMC Insured, 4.00%, 10/15/30	6,310,000	7,183,241
Public Improvement, Refunding, Series B, AGMC Insured, 3.375%, 10/15/31	6,370,000	6,852,273
Refunding, AGMC Insured, 5.00%, 2/01/23	5,045,000	5,617,355
Refunding, Series A, 5.00%, 4/01/20	2,235,000	2,241,571
Suffolk County Water Authority Revenue, Water System, Series A, 3.25%, 6/01/43	17,100,000	17,787,933

franklintempleton.com	Annual Report	19

FRANKLIN NEW YORK TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin New York Intermediate-Term Tax-Free Income Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
New York (continued)
Triborough Bridge and Tunnel Authority Revenue,
MTA Bridges and Tunnels, Capital Appreciation, Subordinate, Refunding, Series A, zero cpn., 11/15/30	$14,175,000	$10,974,285
MTA Bridges and Tunnels, General, Series A, Pre-Refunded, 5.00%, 1/01/27	10,000,000	10,870,200
MTA Bridges and Tunnels, General, Series B-3, 5.00%, 11/15/34	3,480,000	4,168,135
Ulster County GO,
Public Improvement, Refunding, 5.00%, 11/15/24	2,600,000	2,800,538
Public Improvement, Refunding, 5.00%, 11/15/28	2,995,000	3,219,475
Utility Debt Securitization Authority Revenue, Restructuring, Refunding, Series A, 5.00%, 12/15/26	5,000,000	5,926,200
Yonkers GO, Series A, AGMC Insured, Pre-Refunded, 5.00%, 10/01/24	1,000,000	1,077,450

Total Municipal Bonds before Short Term Investments (Cost $864,618,340)		923,189,298

Short Term Investments 1.4%

Municipal Bonds 1.4%
New York 1.4%
[c] New York City GO, Fiscal 2015, Series F, Subseries F-6, SPA JPMorgan Chase Bank, Daily VRDN and Put, 1.75%, 6/01/44	2,250,000	2,250,000
[c] Triborough Bridge and Tunnel Authority Revenue,
General, MTA Bridges and Tunnels, Refunding, Series F, LOC Citibank, Daily VRDN and Put, 1.74%, 11/01/32	7,850,000	7,850,000
General, MTA Bridges and Tunnels, Refunding, Subseries B-2, LOC Citibank, Daily VRDN and Put, 1.74%, 1/01/32	2,725,000	2,725,000

Total Short Term Investments (Cost $12,825,000)		12,825,000

Total Investments (Cost $877,443,340) 100.2%		936,014,298
Other Assets, less Liabilities (0.2)%		(1,650,085)

Net Assets 100.0%		$934,364,213

See Abbreviations on page 31.

aThe maturity date shown represents the mandatory put date.

bSecurity purchased on a when-issued basis. See Note 1(b).

cVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

20	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN NEW YORK TAX-FREE TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

September 30, 2019

Franklin New York Intermediate-Term Tax-Free Income Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$877,443,340

Value - Unaffiliated issuers	$936,014,298
Cash	202,212
Receivables:
Capital shares sold	1,175,167
Interest	9,970,399
Other assets	373

Total assets	947,362,449

Liabilities:
Payables:
Investment securities purchased	11,238,100
Capital shares redeemed	680,916
Management fees	370,563
Distribution fees	194,103
Transfer agent fees	123,119
Distributions to shareholders	291,026
Accrued expenses and other liabilities	100,409

Total liabilities	12,998,236

Net assets, at value	$934,364,213

Net assets consist of:
Paid-in capital	$887,235,498
Total distributable earnings (loss)	47,128,715

Net assets, at value	$934,364,213

Class A:
Net assets, at value	$ 57,146,500

Shares outstanding	4,883,489

Net asset value per share[a]	$11.70

Maximum offering price per share (net asset value per share ÷ 97.75%)	$11.97

Class A1:
Net assets, at value	$392,721,423

Shares outstanding	33,550,696

Net asset value per share[a]	$11.71

Maximum offering price per share (net asset value per share ÷ 97.75%)	$11.98

Class C:
Net assets, at value	$ 90,763,016

Shares outstanding	7,725,766

Net asset value and maximum offering price per share[a]	$11.75

Class R6:
Net assets, at value	$ 79,576,734

Shares outstanding	6,779,633

Net asset value and maximum offering price per share	$11.74

Advisor Class:
Net assets, at value	$314,156,540

Shares outstanding	26,757,391

Net asset value and maximum offering price per share	$11.74

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	21

FRANKLIN NEW YORK TAX-FREE TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended September 30, 2019

Franklin New York Intermediate-Term Tax-Free Income Fund

Investment income:
Interest:
Unaffiliated issuers	$30,203,950

Expenses:
Management fees (Note 3a)	4,397,361
Distribution fees: (Note 3c)
Class A	75,258
Class A1	404,364
Class C	693,042
Transfer agent fees: (Note 3e)
Class A	24,799
Class A1	332,743
Class C	87,779
Class R6	17,978
Advisor Class	254,939
Custodian fees (Note 4)	7,125
Reports to shareholders	42,916
Registration and filing fees	44,961
Professional fees	87,045
Trustees’ fees and expenses	46,159
Other	58,990

Total expenses	6,575,459
Expense reductions (Note 4)	(5,972)

Net expenses	6,569,487

Net investment income	23,634,463

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(1,847,442)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	43,146,980

Net realized and unrealized gain (loss)	41,299,538

Net increase (decrease) in net assets resulting from operations	$64,934,001

22	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN NEW YORK TAX-FREE TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Franklin New York Intermediate-Term Tax-Free Income Fund

	Year Ended September 30,
	2019	2018
Increase (decrease) in net assets:
Operations:
Net investment income	$23,634,463	$ 26,846,933
Net realized gain (loss)	(1,847,442)	(621,209)
Net change in unrealized appreciation (depreciation)	43,146,980	(39,234,126)

Net increase (decrease) in net assets resulting from operations	64,934,001	(13,008,402)

Distributions to shareholders:
Class A	(737,580)	(52)
Class A1	(10,733,186)	(12,351,000)
Class C	(2,237,707)	(2,880,931)
Class R6	(2,021,253)	(1,409,412)
Advisor Class	(8,497,951)	(10,036,706)

Total distributions to shareholders	(24,227,677)	(26,678,101)

Capital share transactions: (Note 2)
Class A	55,554,888	144,822
Class A1	(65,214,728)	(39,057,330)
Class C	(38,129,804)	(27,679,651)
Class R6	7,079,636	71,167,262
Advisor Class	(26,642,245)	(98,719,013)

Total capital share transactions	(67,352,253)	(94,143,910)

Net increase (decrease) in net assets	(26,645,929)	(133,830,413)
Net assets:
Beginning of year	961,010,142	1,094,840,555

End of year	$934,364,213	$ 961,010,142

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	23

FRANKLIN NEW YORK TAX-FREE TRUST

Notes to Financial Statements

Franklin New York Intermediate-Term Tax-Free Income Fund

1.   Organization and Significant Accounting Policies

Franklin New York Tax-Free Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of one fund, Franklin New York Intermediate-Term Tax-Free Income Fund (Fund) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Fund offers five classes of shares: Class A, Class A1, Class C, Class R6 and Advisor Class. Beginning on October 19, 2018, Class C shares automatically convert to Class A shares after they have been held for 10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a.   Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

b.   Securities Purchased on a When-Issued Basis

The Fund purchases securities on a when-issued basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

c.   Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of September 30, 2019, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax

24	Annual Report	franklintempleton.com

FRANKLIN NEW YORK TAX-FREE TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin New York Intermediate-Term Tax-Free Income Fund (continued)

years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment income are normally declared daily; these dividends may be reinvested or paid monthly to shareholders. Distributions from realized capital gains and other distributions, if any, are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

e. Insurance

The scheduled payments of interest and principal for each insured municipal security in the Trust are insured by either a new issue insurance policy, or a secondary insurance policy.

Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, an event involving an insurer could have an adverse effect on the value of the securities insured by that insurance company. There can be no assurance the insurer will be able to fulfill its obligations under the terms of the policy.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

franklintempleton.com	Annual Report	25

FRANKLIN NEW YORK TAX-FREE TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin New York Intermediate-Term Tax-Free Income Fund (continued)

2.   Shares of Beneficial Interest

At September 30, 2019, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

		Year Ended September 30,

	2019		2018[a]

	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold[b]	5,369,817	$61,252,668	13,293	$148,683
Shares issued in reinvestment of distributions	54,888	633,735	4	46
Shares redeemed	(554,163)	(6,331,515)	(350)	(3,907)

Net increase (decrease)	4,870,542	$55,554,888	12,947	$144,822

Class A1 Shares:
Shares sold	1,480,805	$16,841,118	5,069,104	$58,218,813
Shares issued in reinvestment of distributions	850,042	9,742,163	978,704	11,133,985
Shares redeemed	(8,092,073)	(91,798,009)	(9,504,363)	(108,410,128)

Net increase (decrease)	(5,761,226)	$(65,214,728)	(3,456,555)	$(39,057,330)

Class C Shares:
Shares sold	819,379	$9,360,154	618,622	$7,118,055
Shares issued in reinvestment of distributions	155,365	1,785,961	207,690	2,371,611
Shares redeemed[b]	(4,308,560)	(49,275,919)	(3,250,441)	(37,169,317)

Net increase (decrease)	(3,333,816)	$(38,129,804)	(2,424,129)	$(27,679,651)

Class R6 Shares:
Shares sold	1,839,981	$21,122,747	6,906,053	$79,500,737
Shares issued in reinvestment of distributions	168,543	1,938,901	124,205	1,408,567
Shares redeemed	(1,400,468)	(15,982,012)	(859,109)	(9,742,042)

Net increase (decrease)	608,056	$7,079,636	6,171,149	$71,167,262

Advisor Class Shares:
Shares sold	8,271,390	$94,450,245	7,419,734	$85,032,631
Shares issued in reinvestment of distributions	568,490	6,536,657	690,707	7,889,233
Shares redeemed	(11,223,345)	(127,629,147)	(16,713,880)	(191,640,877)

Net increase (decrease)	(2,383,465)	$(26,642,245)	(8,603,439)	$(98,719,013)

aFor the period September 10, 2018 (effective date) to September 30, 2018, for Class A

bMay include a portion of Class C shares that were automatically converted to Class A.

26	Annual Report	franklintempleton.com

FRANKLIN NEW YORK TAX-FREE TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin New York Intermediate-Term Tax-Free Income Fund (continued)

3.   Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a.   Management Fees

The Fund pays an investment management fee to Advisers based on the month-end net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	In excess of $20 billion

For the year ended September 30, 2019, the gross effective investment management fee rate was 0.476% of the Fund’s average daily net assets.

b.   Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.   Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A and Class A1 reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A and Class A1 reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

franklintempleton.com	Annual Report	27

FRANKLIN NEW YORK TAX-FREE TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin New York Intermediate-Term Tax-Free Income Fund (continued)

3.   Transactions with Affiliates (continued)

c.   Distribution Fees (continued)

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class A1	0.10%
Class C	0.65%

d.   Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$4,350
CDSC retained	$23,566

Effective March 1, 2019, certain front-end sales charges on Class A and A1 shares were lowered. Further details are disclosed in the Fund’s Prospectus.

e.   Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended September 30, 2019, the Fund paid transfer agent fees of $718,238, of which $266,223 was retained by Investor Services.

f.   Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.03% based on the average net assets of the class until January 31, 2020.

Prior to February 1, 2019, the Class R6 transfer agent fees were limited to 0.02% based on the average net assets of the class.

g.   Interfund Transactions

The Fund engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. During the year ended September 30, 2019, these purchase and sale transactions aggregated $50,160,000 and $28,540,000, respectively.

28	Annual Report	franklintempleton.com

FRANKLIN NEW YORK TAX-FREE TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin New York Intermediate-Term Tax-Free Income Fund (continued)

4.   Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended September 30, 2019, the custodian fees was reduced as noted in the Statement of Operations.

5.   Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains.

At September 30, 2019, the capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:

Short term	$9,782,170

Long term	2,264,713

Total capital loss carryforwards	$12,046,883

The tax character of distributions paid during the years ended September 30, 2019 and 2018, was as follows:

	2019	2018

Distributions paid from tax exempt income	$24,227,677	$26,678,101

At September 30, 2019, the cost of investments, net unrealized appreciation (depreciation), undistributed tax exempt income for income tax purposes were as follows:

Cost of investments	$876,929,327

Unrealized appreciation	$59,097,781
Unrealized depreciation	(12,810)

Net unrealized appreciation (depreciation)	$59,084,971

Distributable earnings:
Undistributed tax exempt income	$381,649

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of bond discounts.

6.   Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended September 30, 2019, aggregated $147,492,163 and $213,473,849, respectively.

7.   Concentration of Risk

The Fund invests a large percentage of its total assets in obligations of issuers within New York. Such concentration may subject the Fund to risks associated with industrial or regional matters, and economic, political or legal developments occurring within New York. In addition, investments in these securities are sensitive to interest rate changes and credit risk of the issuer and may subject the Fund to increased market volatility. The market for these investments may be limited, which may make them difficult to buy or sell.

franklintempleton.com	Annual Report	29

FRANKLIN NEW YORK TAX-FREE TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin New York Intermediate-Term Tax-Free Income Fund (continued)

8.  Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 7, 2020. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended September 30, 2019, the Fund did not use the Global Credit Facility.

9.  Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

At September 30, 2019, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 2 inputs.

10.  Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

30	Annual Report	franklintempleton.com

FRANKLIN NEW YORK TAX-FREE TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin New York Intermediate-Term Tax-Free Income Fund (continued)

Abbreviations

Selected Portfolio
AGMC	Assured Guaranty Municipal Corp.

BAM	Build America Mutual Assurance Co.

CSD	Central School District

EDC	Economic Development Corp.

FHLMC	Federal Home Loan Mortgage Corp.

GO	General Obligation

HDC	Housing Development Corp.

IDA	Industrial Development Authority/Agency

IDAR	Industrial Development Authority Revenue

IDC	Industrial Development Corp.

LOC	Letter of Credit

MFMR	Multi-Family Mortgage Revenue

MTA	Metropolitan Transit Authority

NATL	National Public Financial Guarantee Corp.

SPA	Standby Purchase Agreement

SRF	State Revolving Fund

franklintempleton.com	Annual Report	31

FRANKLIN NEW YORK TAX-FREE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin New York Tax-Free Trust and Shareholders of Franklin New York Intermediate-Term Tax-Free Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Franklin New York Intermediate-Term Tax-Free Income Fund (the “Fund”) as of September 30, 2019, the related statement of operations for the year ended September 30, 2019, the statement of changes in net assets for each of the two years in the period ended September 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

November 14, 2019

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

32	Annual Report	franklintempleton.com

FRANKLIN NEW YORK TAX-FREE TRUST

Tax Information (unaudited)

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Fund hereby reports 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended September 30, 2019. A portion of the Fund’s exempt-interest dividends may be subject to the federal alternative minimum tax. By mid-February 2020, shareholders will be notified of amounts for use in preparing their 2019 income tax returns.

franklintempleton.com	Annual Report	33

FRANKLIN NEW YORK TAX-FREE TRUST

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1986	135	Bar-S Foods (meat packing company) (1981-2010).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Terrence J. Checki (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2017	114	Hess Corporation (exploration of oil and gas) (2014-present).

Principal Occupation During at Least the Past 5 Years:

Member of the Council on Foreign Relations (1996-present); Member of the National Committee on U.S.-China Relations (1999-present); member of the Board of Trustees of the Economic Club of New York (2013-present); member of the Board of Trustees of the Foreign Policy Association (2005-present) and member of various other boards of trustees and advisory boards; and formerly, Executive Vice President of the Federal Reserve Bank of New York and Head of its Emerging Markets and Internal Affairs Group and Member of Management Committee (1995-2014); and Visiting Fellow at the Council on Foreign Relations (2014).

Mary C. Choksi (1950) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2014	135	Avis Budget Group Inc. (car rental) (2007-present), Omnicom Group Inc. (advertising and marketing communications services) (2011-present) and White Mountains Insurance Group, Ltd. (holding company) (2017-present).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987–2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 2005 and Lead Independent Trustee since March 2019	135	Hess Corporation (exploration of oil and gas) (1993-present), Canadian National Railway (railroad) (2001-present), White Mountains Insurance Group, Ltd. (holding company) (2004-present), Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

34	Annual Report	franklintempleton.com

FRANKLIN NEW YORK TAX-FREE TRUST

Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2009	135	Boeing Capital Corporation (aircraft financing) (2006-2013).

Principal Occupation During at Least the Past 5 Years:

Executive Vice President, Counselor and Senior Advisor to Boeing Chairman and Board of Directors, The Boeing Company (aerospace company) (May 2019); and formerly, General Counsel and member of the Executive Council, The Boeing Company (2006-2019) and Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	135	The Southern Company (energy company) (2014-present; previously 2010-2012), Graham Holdings Company (education and media organization) (2011-present) and Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); Independent Compliance Monitor and Auditor, Volkswagen AG (manufacturer of automobiles and commercial vehicles) (2017-present); John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Executive Vice President - Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	147	None

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member - Office of the Chairman, Director, and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board and Trustee	Since 2013	135	None

Principal Occupation During at Least the Past 5 Years:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 40 of the investment companies in Franklin Templeton.

Sheila Amoroso (1959) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1999	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton.

franklintempleton.com	Annual Report	35

FRANKLIN NEW YORK TAX-FREE TRUST

Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton.

Sonal Desai, Ph.D. (1963) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since December 2018	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of 18 of the investment companies in Franklin Templeton.

Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, and officer of 26 of the investment companies in Franklin Templeton.

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Vice President and Secretary, Franklin Resources, Inc.; and officer of 44 of the investment companies in Franklin Templeton.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Co-Secretary	Vice President since 2009 and Co-Secretary since January 2019	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 44 of the investment companies in Franklin Templeton.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; officer of 44 of the investment companies in Franklin Templeton; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton (2009-2017).

36	Annual Report	franklintempleton.com

FRANKLIN NEW YORK TAX-FREE TRUST

Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President – AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 44 of the investment companies in Franklin Templeton.

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 44 of the investment companies in Franklin Templeton.

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Director, Global Compliance, Franklin Templeton; Vice President, Franklin Templeton Companies, LLC; officer of 44 of the investment companies in Franklin Templeton; and formerly, Senior Associate General Counsel, Franklin Templeton (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel and officer of 44 of the investment companies in Franklin Templeton.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton.

Thomas Walsh (1961) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1999	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President and Co-Secretary	Vice President since 2011 and Co-Secretary since January 2019	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 44 of the investment companies in Franklin Templeton.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton fund complex. These portfolios have a common investment manager or affiliated investment managers.

franklintempleton.com	Annual Report	37

FRANKLIN NEW YORK TAX-FREE TRUST

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Effective March 12, 2019, John B. Wilson ceased to be a trustee of the Trust.

Note 3: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated Mary C. Choksi as its audit committee financial expert. The Board believes that Ms. Choksi qualifies as such an expert in view of her extensive business background and experience. She currently serves as a director of Avis Budget Group, Inc. (2007-present) and formerly, Founder and Senior Advisor, Strategic Investment Group (1987 to 2017). Ms. Choksi has been a Member of the Fund’s Audit Committee since 2014. As a result of such background and experience, the Board believes that Ms. Choksi has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Choksi is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

38	Annual Report	franklintempleton.com

FRANKLIN NEW YORK TAX-FREE TRUST

FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Consolidated Statement of Investments

The Trust, on behalf of the Fund, files a complete consolidated statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive each Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

franklintempleton.com	Annual Report	39

This page intentionally left blank.

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

Annual Report and Shareholder Letter Franklin New York Intermediate-Term Tax-Free Income Fund

Investment Manager	Distributor	Shareholder Services
Franklin Advisers, Inc.	Franklin Templeton Distributors, Inc.	(800) 632-2301
(800) DIAL BEN® / 342-5236
franklintempleton.com

© 2019 Franklin Templeton Investments. All rights reserved.	1153 A 11/19

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 13(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Mary C. Choksi and she is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $35,777 for the fiscal year ended September 30, 2019 and $44,487 for the fiscal year ended September 30, 2018.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $20,000 for the fiscal year ended September 30, 2019 and $5,000 for the fiscal year ended September 30, 2018. The services for which these fees were paid included professional fees in connection with tax treatment of equipment lease transactions, professional fees in connection with an Indonesia withholding tax refund claim and tax consulting services related to the operating agreement and term sheet for the launch of a new fund.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended September 30, 2019 and $385 for the fiscal year ended September 30, 2018. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $114,908 for the fiscal year ended September 30, 2019 and $16,500 for the fiscal year ended September 30, 2018. The services for which these fees were paid included valuation services related to fair value engagement, the issuance of an Auditor’s Certificate for South Korean regulatory shareholders disclosures, benchmarking services in connection with the ICI TA Survey and assets under management certification.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i) pre-approval of all audit and audit related services;

(ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $134,908 for the fiscal year ended September 30, 2019 and $21,885 for the fiscal year ended September 30, 2018.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.         N/A

Item 6. Schedule of Investments.         N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.         N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.         N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.         N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect the internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Company.        N/A

Item 13. Exhibits.

(a)(1) Code of Ethics.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer – Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer – Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN NEW YORK TAX-FREE TRUST

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration

Date	November 29, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration

Date	November 29, 2019

By	/s/ GASTON GARDEY
Gaston Gardey
Chief Financial Officer and Chief Accounting Officer

Date	November 29, 2019